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                                                                   EXHIBIT 10.43
                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of May 2, 2003 and entered into by and among Sealy Mattress Company, an Ohio corporation ("Company"), Sealy Corporation, a Delaware corporation ("Holdings"), Goldman Sachs Credit Partners L.P. ("GSCP"), as co-lead arranger and syndication agent (in such capacity, "Syndication Agent"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, JPMORGAN CHASE BANK, as administrative agent for Lenders, J.P. MORGAN SECURITIES INC., as co-lead arranger, FLEET NATIONAL BANK ("Fleet"), as co-documentation agent and WACHOVIA BANK, N.A., as a co-documentation agent, and is made with reference to
(i) that certain Amended and Restated Credit Agreement dated as of November 8, 2002 (as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement") and (ii) that certain AXEL Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "AXEL Credit Agreement"; the AXEL Credit Agreement and the Credit Agreement are, collectively, the "Credit Agreements"), by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreements, as applicable, or in Section 1.1 hereof.

                                    RECITALS

     WHEREAS, Company, Holdings and the Lenders executing this Amendment desire to amend certain of the terms and provisions of the Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE AXEL CREDIT AGREEMENT

     1.1 Amendments to Section 1: Definitions

         Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions, which shall be inserted in proper alphabetical order:

         "May 2003 Amendment" means that certain First Amendment to Amended and Restated Credit Agreement dated as of May 2, 2003 by and among

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     Company, Holdings, Subsidiary Guarantors and the Lenders party thereto.

         "May 2003 Amendment Effective Date" means the "May 2003 Amendment Effective Date" as defined in the May 2003 Amendment.

         "May 2003 Net Refinancing Proceeds" means the proceeds from the May 2003 Refinancing net of underwriting discounts and commissions and other reasonable fees and expenses incurred in connection with such refinancing, including the reasonable legal fees and expenses incurred in connection with the negotiation of the fourth amendment to the AXEL Credit Agreement dated as of May 2, 2003.

          "May 2003 Refinancing" means, collectively, the issuance of approximately $50 million in aggregate principal amount of Senior Subordinated Notes and the prepayment of AXELs Series B, the AXELs Series C and the AXELs Series D (in each case, as defined in the AXEL Credit Agreement) in an amount equal to the May 2003 Net Refinancing Proceeds.

     1.2  Amendments to Section 7: Holdings' and Company's Negative Covenants

          (a) Subsection 7.6A is hereby amended by deleting the Minimum Interest Coverage Ratio table at the end thereof and substituting therefor the following table:

====================================  ================================
Period                                Minimum Interest Coverage Ratio
====================================  ================================
March 3, 2003 - June 1, 2003             2.1:1
====================================  ================================
June 2, 2003 - August 31, 2003           2.0: 1
====================================  ================================
September 1, 2003 - November 30,         2.1: 1
2003
====================================  ================================
December 1, 2003 - February 29,          2.2: 1
2004
====================================  ================================
March 1, 2004 - May 30, 2004             2.2: 1
====================================  ================================
May 31, 2004 - August 29, 2004 and       2.3: 1
any Fiscal Quarter thereafter
====================================  ================================

          (b) Subsection 7.6B is hereby amended by deleting the Maximum Total Leverage Ratio table at the end thereof and substituting therefor the following table:

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====================================  ================================
Period                                Maximum Total Leverage Ratio
====================================  ================================
March 3, 2003 - June 1, 2003            5.2:1
====================================  ================================
June 2, 2003 - August 31, 2003          5.4: 1
====================================  ================================
September 1, 2003 - November 30,        5.2: 1
2003
====================================  ================================
December 1, 2003 - February 29,         4.9: 1
2004
====================================  ================================
March 1, 2004 - May 30, 2004            4.8: 1
====================================  ================================
May 31, 2004 - August 29, 2004 and      4.6: 1
any Fiscal Quarter thereafter
====================================  ================================

          (c) Subsection 7.6C is hereby amended by deleting the Consolidated Senior Debt Ratio table at the end thereof and substituting therefor the following table:

==================================== =================================
Period                               Consolidated Senior Debt Ratio
==================================== =================================
March 3, 2003 - June 1, 2003          2.1:1
==================================== =================================
June 2, 2003 - August 31, 2003        2.1 :1
==================================== =================================
September 1, 2003 - November 30,      2.0: 1
2003
==================================== =================================
December 1, 2003 - February 29,       1.9 :1
2004
==================================== =================================
March 1, 2004 - May 30, 2004          1.9 :1
==================================== =================================
May 31, 2004 - August 29, 2004 and    1.8 : 1
any Fiscal Quarter thereafter
==================================== =================================

          (d) Subsection 7.14B is hereby amended adding immediately prior to the "." at the end thereof the following proviso:

          "; provided, further, that on or after the May 2003 Amendment Effective Date Company may issue (and amend the Senior Subordinated Note Indenture to

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     the extent necessary to issue) up to $50,000,000 in aggregate principal amount of additional notes (such notes being considered Senior Subordinated Notes for all purposes under the Loan Documents) on identical terms as the $125,000,000 of Senior Subordinated Notes originally issued under the Senior Subordinated Note Indenture, so long as the proceeds from the issuance of such additional Senior Subordinated Notes are applied in accordance with the provisions of this Agreement."

     1.3 Consents to Amendments

     Each undersigned Lender hereby consents to the amendments to the Credit Agreement set forth in this
Amendment.

SECTION 2. CONDITIONS TO EFFECTIVENESS

     Anything herein to the contrary notwithstanding, Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "May 2003 Amendment Effective Date"):

     (i) On or before the May 2003 Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the May 2003 Amendment Effective Date:

          (a) A certificate of its corporate secretary or an assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Effective Date (as defined in the Credit Agreement) (or, in lieu thereof, certified copies of any such amendments),
     (ii) the Resolutions of its Board of Directors delivered on the Effective Date are in full force and effect without modification or amendment, and
     (iii) there have been no changes after the Effective Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents), together with a good standing certificate with respect to Company from the Secretary of State of the State of Ohio, dated a recent date prior to the May 2003 Amendment Effective Date; and

          (b) This Amendment, executed by Holdings, Company, Credit Support Parties and Requisite Lenders under the Credit Agreement.

     (ii) So long as Requisite Lenders under the Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on [April __], 2003, an amendment fee in an amount equal to 0.05% of the total commitment under the Credit Agreement, as well as payment

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for all reasonable fees, expenses and disbursements incurred by Skadden, Arps,
Slate, Meagher & Flom LLP in connection with this Amendment to the extent such fees are invoiced prior to the May 2003 Amendment Effective Date.

     (iii) The Company shall have consummated the May 2003 Refinancing.

SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender under the Credit Agreement that the following statements are true, correct and complete:

     3.1 Incorporation of Representations and Warranties From Credit Agreements.

     On and as of the date hereof and the May 2003 Amendment Effective Date, the representations and warranties contained in subsections 5.1A, 5.2A, 5.2B, 5.2C and 5.2D of the Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") as if this Amendment and the Amended Agreement were "Loan Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Credit Agreement and Section 4 of the AXEL Credit Agreement are and will be true, correct and complete in all material respects on and as of the May 2003 Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     3.2 Absence of Default.

     No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under the Credit Agreement.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

     Each of Company, Holdings and the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

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Section 5. MISCELLANEOUS

     5.1 Reference to and Effect on the Credit Agreements and the Other Loan Documents.

     (i) On and after the May 2003 Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the applicable Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents relating thereto.

     5.2 Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby that are due and payable pursuant to Section 2(ii) hereto shall be for the account of Company.

     5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     5.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective with respect to the Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the Credit Agreement), (2) Company and (3) Holdings and the other Credit Support Parties, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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                  [Remainder of page intentionally left blank]

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  SEALY MATTRESS COMPANY



                                  By:   /s/ Kenneth L. Walker
                                        --------------------------------------
                                        Name:  Kenneth L. Walker
                                        Title: Vice President, General Counsel
                                                and Secretary

                                  SEALY CORPORATION



                                  By:   /s/ Kenneth L. Walker
                                        --------------------------------------
                                        Name:  Kenneth L. Walker
                                        Title: Vice President, General Counsel
                                                and Secretary

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SUBSIDIARY GUARANTORS:

SEALY MATTRESS COMPANY OF PUERTO RICO
OHIO-SEALY MATTRESS MANUFACTURING CO. INC.
OHIO-SEALY MATTRESS MANUFACTURING CO.
SEALY MATTRESS COMPANY OF MICHIGAN, INC.
SEALY MATTRESS COMPANY OF KANSAS CITY, INC.
SEALY OF MARYLAND AND VIRGINIA, INC.
SEALY MATTRESS COMPANY OF ILLINOIS
A. BRANDWEIN & CO.
SEALY MATTRESS COMPANY OF ALBANY, INC.
SEALY OF MINNESOTA, INC.
SEALY MATTRESS COMPANY OF MEMPHIS
THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP
SEALY MATTRESS MANUFACTURING COMPANY, INC.
SEALY, INC.
NORTH AMERICAN BEDDING COMPANY
MATTRESS HOLDINGS INTERNATIONAL, LLC
SEALY TECHNOLOGY LLC
SEALY-KOREA, INC.
SEALY REAL ESTATE, INC.
SEALY TEXAS MANAGEMENT, INC.
SEALY TEXAS HOLDINGS LLC
SEALY TEXAS L.P.

                  By: /s/ Kenneth L. Walker
                     --------------------------------------
                     Name:  Kenneth L. Walker
                     Title: Vice President, General Counsel
                             and Secretary

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AGENTS AND LENDERS:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
individually and as Syndication Agent

By:   /s/ illegible
      --------------------------------------
      Authorized Signatory

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JPMORGAN CHASE BANK,
individually and as Administrative Agent

By:  /s/ illegible
     ---------------------------------------
     Name:
     Title:

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FLEET NATIONAL BANK,
individually and as Co-Documentation Agent

By:   /s/ illegible
      --------------------------------------
      Name:
      Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Co-Documentation Agent

By:   /s/ illegible
      --------------------------------------
      Name:
      Title:

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